UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 22, 2005

NEWS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-32352	26-0075658
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1211 Avenue of the Americas New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(212) 852-7000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On February 22, 2005, News Corporation and Cablevision Systems Corporation announced an agreement to restructure their ownership, through Regional Programming Partners, of six regional sports networks in New York, Chicago, New England, Ohio and Florida, as well as Madison Square Garden and its properties, Fox Sports Net and National Advertising Partners. A copy of the press release is attached hereto as Exhibit 99 and is incorporated by reference herein.

Exhibit Index

99.1	Press release issued by News Corporation, dated February 22, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 22, 2005

NEWS CORPORATION

By:	/s/ Lawrence A. Jacobs
Lawrence A. Jacobs Senior Executive Vice President, Group General Counsel